SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2003

                             PROVIDENT BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

  United States of America              0-25233                  06-1537499
  -------------------------      -----------------------       ---------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                 10901
-----------------------------------------                 -----
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.   Other Events

          On December 10, 2003, Provident Bancorp, Inc. (the "Company") made a slide presentation at an investor conference. The Company also distributed a paper copy of the presentation to conference attendees. The presentation discusses the Company's current and historic performance and strategies.


Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits

          The following Exhibits are filed as part of this report:

          Exhibit No.                      Description

             99 Slide presentation made at investor conference on December 10, 2003 and distributed to conference attendees

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PROVIDENT BANCORP, INC.



DATE: December 10, 2003             By: /s/ Daniel G. Rothstein
                                        ----------------------------------------
                                        Daniel G. Rothstein
                                        Executive Vice President

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

          Exhibit No.                      Description

             99 Slide presentation made at investor conference on December 10, 2003 and distributed to conference attendees